EXHIBIT 10.3
LETTER OF AGREEMENT FOR DESIGN SERVICES
between
CELESTICA IRELAND LIMITED
And
MORE ENERGY LIMITED
dated 6th May 2005 (the “Effective Date”).

This Letter of Agreement for Design Services (“Agreement”) confirms that Celestica Ireland Limited (AMS Division), whose registered office is at Parkmore Business Park West, Ballybrit, Galway, Ireland (“Celestica”) and More Energy Limited with its principal place of business at 4 Yodfat, Global Park, Lod Israel (“Customer”) have entered into a relationship whereby Celestica or its affiliates will provide the design services and Deliverables to Customer as requested by Customer and agreed to by Celestica, and Customer agrees to purchase such design services and Deliverables.

At the time of signing of this Agreement, it is envisaged that the services to be provided by Celestica or its affiliates may include: design services, testing and prototype development, deliverables as well as other services requested by the Customer and agreed to by Celestica (“Services”), as further outlined in the written quotation provided by Celestica (“Quotation”). The Customer understands and acknowledges that a written purchase order (“Order”) is required by Celestica prior to commencement of any Services or provision of any Deliverables. Celestica will acknowledge receipt of Orders as soon as reasonably practicable and notify the Customer of acceptance or non-acceptance of Orders within five business (5) days of receipt. However, Celestica shall be under no obligation to accept Orders.

1.    PROFESSIONAL SERVICES
1.1  It is the intent of the parties that Services will be performed and the Deliverables will be provided in accordance with the statement of work, as mutually agreed to in writing by the parties (“Statement of Work”), which shall form part of this Agreement and be deemed incorporated herein by reference. The Statement of Work represents both parties’ good faith estimates of the schedules, scope of work and level of effort required to be expended on the Services. Both parties acknowledge, however, that the performance of the Services and provision of the Deliverables cannot be accurately determined at the outset of the Services and depend on many factors, such as co-operation of the Customer, accuracy of Specifications or Customer Information, completion of certain Customer tasks or adherence to Customer schedules within the Customer’s or a third party’s control. Accordingly, Celestica and Customer shall report to each other at agreed to regular intervals as to the progress being made by each of them in relation to meeting the schedules, any delays or anticipated delays or other issues that are being encountered that may affect the Statement of Work. Consequently, the Quotation and/or Statement of Work may requite adjustments or changes, which may result in additional charges and schedule updates.

1.2  Celestica shall use commercially reasonable efforts to meet the schedules and time of performance of the Services as set forth in the Statement of Work or as otherwise agreed to in writing. Customer agrees to co-operate in good faith to allow Celestica to achieve completion of the Services in a timely and professional manner. Celestica shall not be responsible for delays in the provision of Services or any portion thereof caused by the Customer’s failure to complete a

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Customer task or adhere to a Customer schedule. Celestica will provide such resources and utilize such employees, sub-contractors and/or design consultants as it deems necessary to perform the Services, subject to the Customer first having provided Celestica with all applicable input as necessary for the provision of the Services including, but not limited to, drawings, documentation, data, software, firmware, information and know-how (“Customer Information”). The customer’s specifications will be set out in the Statement of Work or otherwise agreed to in writing (“Specifications”). The accuracy and completeness of the Customer Information and the Specifications provided by the Customer are the Customer’s responsibility. Celestica will perform the Services upon its receipt and acceptance of an Order from the Customer during the term of this Agreement. The manner and means used by Celestica to perform the Services desired by the Customer are in the sole discretion and control of Celestica. All work will be performed at Celestica’s various global facilities unless otherwise agreed by the parties.

1.3  From time to time during the performance of the Services, Celestica may provide certain information, recommendations or recommend to Customer certain materials, technology or other elements for use in the development of the Deliverables. While Celestica uses its reasonable efforts to determine the accuracy of any information provided or recommendations made Celestica makes no warranties or representations as to their accuracy. Customer understands that the availability or suitability of any information, recommendations or recommended items are dependent on numerous factors that are not under Celestica’s control (such as, but not limited to, a supplier’s adherence to product roadmaps or general market conditions). Customer understands that any reliance on any information provided or any recommendation made or use of any recommended items is solely at Customer’s discretion. Consequently, Celestica will not be liable under this Agreement or otherwise for any decision made by Customer based on any information provided, recommendations made or any recommended items or for any impact on the Services or Deliverables due to any such information, recommendations or recommended items.

2.    DELIVERY
2.1  In performing the Services, Celestica shall design, develop and/or make for the Customer any tangible output resulting from the performance of the Services including any data, designs, specifications, or like material and any training, sample, or prototype product (“Deliverables”) as set forth in the Quotation and/or Statement of Work. Any prototypes provided to Customer as part of the Deliverables are for non-commercial use. Except as agreed otherwise, Deliverables sold to the Customer are delivered Ex Works (Incoterms 2000) at Celestica’s premises with Customer accepting responsibility for freight, insurance and customs fees. Title and risk of loss shall pass to Customer upon delivery. Except in accordance with Clause 3 below, refusal to accept a delivery will be treated as a cancellation in accordance with Section 11 herein.

2.2  Customer authorizes Celestica to procure such materials to fulfil Services and/or Orders, including, but not limited to long lead-time items, materials subject to minimum order quantities, unique materials, non-cancellable and non-returnable items and Customer agrees to be responsible for all costs incurred by Celestica to procure all such materials, which Celestica is unable to mitigate. Customer also agrees to be responsible for the cost of all finished goods and work in progress for prototype products or other Deliverables or products manufactured in accordance with Customer’s requirements. Notwithstanding the foregoing, all amounts incurred

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by Celestica under this provision shall be reasonable in the context of the Statement of Work package and agreed price for same hereunder.

3.     ACCEPTANCE/EC CONTROL MANAGEMENT
3.1  Celestica shall provide to the Customer the Services and Deliverables and other items as detailed in the Statement of Work and in conformance with the Specifications. The Customer may review such Deliverables for a period no greater than ten (10) business days from delivery and shall provide written notice of its acceptance or rejection within such ten (10) business day period. If the Customer rejects the Deliverables, Customer shall provide written details as to the reason(s) for which the Deliverables are not in conformance with the Specifications. If the Customer does not provide written notification of acceptance or rejection within such ten (10) business day period, the Deliverables and Services will be deemed accepted by the Customer.

3.2  Where Celestica, in its reasonable determination, agrees that the Deliverables are not in conformance with the Specifications, Celestica shall, as soon as commercially reasonably practicable, correct the Deliverables and resubmit such Deliverables for Customer approval. The same process as described in this Clause 3 will apply to the acceptance of the reworked Deliverables. Celestica will use its commercially reasonable efforts to correct such reworked Deliverables, however if the reworked Deliverables are continuously rejected and Celestica determines that such reworked Deliverables cannot be corrected the parties shall mutually work towards an agreeable solution for such reworked Deliverables. Should the parties not be able to find a solution, Celestica shall be entitled to provide a full refund of all the payments made for such Deliverables to Customer. Customer agrees and acknowledges that this shall constitute Customer’s sole remedy for such Deliverables hereunder or otherwise at law or in equity.

3.3  Upon acceptance of the Deliverables and with the exception of Celestica’s warranty obligations set forth in Clause 7 below, Celestica will have no further responsibility for the correctness or completeness of the Deliverables or Services. Following Customer’s acceptance, Celestica shall proceed to develop the next milestone of the Statement of Work.

3.4  Except for corrections required due to non-conformance to the Specification or warranty issues, all other changes will be addressed through a formal engineering change control process as outlined below or other documented process as agreed to by the parties.

3.5  Either party may at any time propose changes to the relevant Services or Deliverables by a written Engineering Change Notice (“ECN”) to the other party. Any modifications to the Deliverables as recommended by Celestica or as requested by the Customer will be priced and pre-approved by the Customer prior to implementation.

3.6  The recipient of an ECN will use all reasonable efforts to provide a detailed response within fourteen (14) Days of receipt. Celestica will advise Customer of the likely impact of an ECN, including but not limited to, time of implementation and fees.

3.7  In the case of an ECN requested by Customer, Celestica will not unreasonably withhold or delay agreement to an ECN and the parties will endeavor to agree and implement the ECNs as soon as practicable. Customer at its discretion may reject an ECN proposed by Celestica.

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3.8  Until an ECN and any associated impact and costs have been agreed to in writing, the parties will continue to perform their obligations without taking account of that ECN.

3.9  All costs of implementing ECNs, including without limitation, costs of materials, handling charges, process and tooling charges, administrative charges, engineering charges and evaluation and testing costs will be the responsibility of Customer.

4.    PRICES AND PAYMENT
4.1  The charges for the Services and Deliverables shall be indicated in Statement of Work Annexes signed by both Parties and attached to this Agreement from time to time (“Charges”). Celestica shall invoice the Customer for Charges in accordance with the agreed to milestones as set forth in the Statement of Work or otherwise upon completion of the Services. Customer agrees and acknowledges that the Charges are estimated and may be subject to change during the course of performing the Services if the scope of work of such Services changes. Any changes to the Charges will be agreed to in writing by the parties and will amend the Charges in the applicable Statement of Work. In the case of expenses, Celestica shall invoice on the last business day of the month of expenditure.

4.2  Customer shall reimburse Celestica for actual and reasonable travel and accommodation expenses. Prior to incurring any such expenses, Celestica will obtain the approval of Customer’s representative.

4.3  Payment is due, without any set-off or deduction, thirty (30) days from date of invoice. Except for any income-related taxes for which Celestica is directly liable, the Customer will be solely responsible for and will pay all taxes, including value-added taxes, duties or other governmental or regulatory charges, unless evidence of exempted status is provided. All payments by Customer to Celestica under this Agreement shall be in the currency quoted by Celestica in the relevant Quotation. If the Customer fails to make any payment by the due date Celestica may, in addition to its other rights and remedies, charge interest on any overdue amounts at a rate of annual LIBOR plus four percent (4.0%) paid on a pro rata monthly basis or the maximum interest rate permitted by law (whichever is the lower) together with any legal fee incurred by Celestica in collecting the overdue payment. Celestica may also elect not to perform any further obligations until payment is received.

5.    INTELLECTUAL PROPERTY RIGHTS
5.1  Except as otherwise set forth herein, neither this Agreement nor the provision of Services hereunder shall give either Celestica or the Customer any ownership, interest in, or rights to the intellectual property of the other party. All intellectual property that is owned or controlled by a party at the commencement of the Services, or obtained independently during the performance of the Services, (“Pre-existing IP”) shall remain under the ownership or control of such party throughout the performance of the Services and thereafter.

5.2  As used herein, the term “Innovations” shall mean any improvements, inventions, developments or modifications conceived or developed by Celestica solely or jointly with the Customer during the performance of the Services. Subject to Celestica’s rights as set forth in this Clause 6.2, the Customer shall be assigned ownership and sole intellectual property rights to any and all Innovations that are derived from or which contain any of the Customer Information,

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and/or the Customer Pre-existing IP therein (the “Customer Innovations”). Celestica shall retain all ownership and Intellectual Property rights to all other Innovations (the ‘‘Celestica Innovations”), whether or not jointly conceived, which:

(a)	derive in whole or in part from Celestica’s Pre-existing IP, proprietary information, materials and/or intellectual property; and/or

(b)
relate to the business of electronic design automation, the provision of printed circuit board or semiconductor design, generic manufacturing or design know-how, generic design processes, or generic design consulting services. For clarity sake, the term “generic” is meant to exclude innovations with specific application to fuel cell products or related technologies, which innovations, if any, will be the sole property of Customer.

5.3  To perfect a party’s (“IP Owner”) ownership of its Pre-existing IP or Innovations in accordance with Clauses 5.1 and 5.2 above, the other party agrees, at the IP Owner’s expense, to assign to the IP Owner all rights the other party may have in the Pre-existing IP or Innovations and, if requested, to assist and co-operate with the IP Owner in all reasonable respects, execute all documents, and take all further acts reasonably necessary for the IP Owner to acquire, transfer, maintain and enforce its right in such Pre-existing IP or Innovations. Each party hereby waives, and shall secure the waiver of its employees, agents, and subcontractors relating to, any moral rights in such Pre-existing IP or Innovations in favour of the IP Owner, its successors and assigns to the fullest extent permitted by law.

5.4  Each party agrees not to directly or indirectly reverse engineer any tangibles resulting from the Pre-existing IP or Innovations of the other party. Each party agrees not to alter, remove or destroy any proprietary markings or confidentiality legends or notices placed upon or contained within the Pre-existing IP or Innovations of the other party. Nothing in this Agreement gives either party the right to use the other party’s name, trade mark(s) or refer to or disclose the content hereof, whether directly or indirectly, in connection with any marketing or other activities, without the other party’s prior written consent.

6.    LICENSE GRANT
6.1  Subject to Celestica’s compliance with Clause 5 above and 12.1 below, any separately agreed to confidentiality provisions and the license terms hereof, the Customer hereby grants Celestica and its affiliates a royalty free, non-exclusive, non-transferable, world-wide license with sub-licensing rights to parties performing work on Celestica’s behalf in furtherance of its obligations hereunder to use the Customer Information and any Customer Pre-existing IP, Customer Innovations, including any intellectual property therein, in order for Celestica to perform the Services and fulfil its Obligations hereunder. The Customer agrees to obtain for Celestica the right to use, for the purpose of performing the Services, such third party information, materials and technology, and the intellectual property therein, as Celestica reasonably requires in order to perform the Services and fulfil its obligations hereunder. The Customer represents that, to the extent the Customer provides to Celestica any Customer or third party intellectual property hereunder, it has obtained all necessary permissions, licenses, consents and has the authority to provide such intellectual property to Celestica.

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6.2  In providing the Service, Celestica will exercise and utilize certain of its intellectual property. Subject to payment in full of the amounts owed to it hereunder and Customer’s compliance with Clause 5, above and 12.1 below, any separately agreed confidentiality provisions and the license terms hereof and any other applicable obligations herein, Celestica grants to the Customer a world-wide, non-exclusive, non-transferable, fully paid license under Celestica Innovations and Celestica’s Pre-existing IP used in creating or manufacturing or incorporated in the Deliverables to make, have made, use and sell products derived therefrom for the purposes set forth in the Statement of Work. To the extent that a third party is utilizing the Deliverables to make products on behalf of the Customer, Customer shall be permitted to sublicense (with no further sublicensing rights) the necessary right in this paragraph to enable such third parties solely to perform the required work with respect to the Deliverables, provided that Customer shall ensure that such third parties comply and abide by these licensing terms and provided that such sublicense is exclusively for the benefit of Customer.

7.    LIMITED WARRANTIES AND EXCEPTIONS
7.1  Celestica warrants that the Services will be performed in a good and workmanlike manner in accordance with applicable industry standards and general practices in existence at the time of performance of the Services. Celestica further warrants for a period of ninety (90) days from the date of delivery of the final Deliverables that the Deliverables will be free from defects in workmanship and will conform substantially to the Specifications.

7.2  Subject to Clause 7.3, the Customer’s sole remedy and Celestica’s entire liability under the warranty obligations of Clause 7.1 shall be to have Celestica, at its option:

(a)	re-perform the affected Services, within the original scope of the Services, that Celestica confirms are affected;

(b)	repair or replace the affected Deliverables; or

(c)	refund the Customer for the pro rata amount of Charges relating to the affected Service or affected Deliverables, as applicable.

7.3  Celestica shall have no warranty obligation under this Agreement in the following circumstances:

(a)
failure of the Customer to report and identify to Celestica a non-compliance with the warranty set forth in Clause 7.1 within ninety (90) days of the completion of the Services or delivery of the final Deliverables, whichever is applicable; or

(b)
deficiencies or defects solely caused by the Customer, any error, omission, design inaccuracy or fault in any Specifications or Customer Information provided to Celestica, or in any information, drawings, documentation, data, firmware, tooling, software or technology specified or furnished by the customer; or

(c)	deficiencies or defects that solely result from any third-party supplied designs or technology; or

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(d)
misuse, modification, damage, placement in an unsuitable physical or operating environment, or improper maintenance of any Deliverable, so long as such causes are not directly attributable to Celestica; or

(e)	failure of any Service or Deliverable subjected to any use, repair, addition, deletion or modification not authorized by Celestica; or

(f)	operation or use of the Deliverables in a manner or for a purpose not specified in the Specifications or in any written instructions or requirements provided by Celestica to Customer.

7.4  TO THE FULLEST EXTENT PERMITTED BY LAW, THIS WARRANTY SETS OUT CELESTICA’S SOLE OBLIGATION AND LIABILITY, AND THE CUSTOMER’S EXCLUSIVE REMEDIES, FOR CLAIMS BASED ON DEFECTS IN OR FAILURE OF ANY DELIVERABLE, OR SERVICE OR THE SUBJECT MATTER OF ANY SERVICE AND REPLACES ALL OTHER WARRANTIES, REPRESENTATIONS AND CONDITIONS, WHETHER EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO THE IMPLIED WARRANTIES, REPRESENTATIONS OR CONDITIONS OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND NON-INFRINGEMENT OF THIRD-PARTY RIGHTS.

8.    INDEMNIFICATION
8.1  Celestica will, in accordance with the provisions of this Clause 8 and subject to the exclusions in Clause 8.2(b):

(a)
defend, indemnify and save harmless the Customer from and against any and all third party infringement claims, suits or proceedings (“Claims”) to the extent that such Claims are based upon or arise from an allegation that the Deliverable(s) infringe(s) any patent in effect at the time of initial delivery of the Deliverable(s), any copyrights or trademarks of a third party (“Claims”); and

(b)	pay for:

(i)	any settlement reached by Celestica relating to such claims; or

(ii)	any losses, damages, costs and expenses (including reasonable attorneys’ fees) as finally determined by a court of competent jurisdiction relating to such Claims.

This Clause 8.1 is subject to Clause 9.1(a) and (b) below and sets forth Celestica’s entire liability and Customer’s exclusive remedies regarding any Claims relating to the Deliverables, whether under theory of warranty, indemnity, or otherwise.

8.2  The Customer agrees that:

(a)	Celestica will have no liability whatsoever for, and

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(b)
the Customer will defend, indemnify and save harmless Celestica from and against any and all Claims, including any Claims for which Celestica may have an indemnification obligation, to the extent such Claims are solely based upon or arise from:

(i)	any Customer Pre-existing IP or Customer Innovations;

(ii)	Celestica’s compliance with or use of the Customer Information, the Specifications, or the Customer’s instructions or requirements;

(iii)	combination, operation or use of the Deliverables by the Customer or any third party with other apparatus or items not finished by Celestica and which were not contemplated in the Specifications;

(iv)	modification of the Deliverables by the Customer or any third party without the written authorization of Celestica;

(v)
parts, components or materials approved, designated, supplied, or consigned by the Customer, including without limitation for incorporation into, of use in connection or combination with, the Deliverables;

(vi)
Customer’s continued use of the Deliverables after Celestica has notified Customer that Celestica believes such activities may result in a Claim, and Celestica has indicated its willingness to take those steps described in Clause 8.4; or

(vii)	operation or use of the Deliverables in a manner or for a purpose not contemplated in the Specifications or in any written instructions or requirements provided by Celestica to Customer.

(c)	and; the Customer will pay for, in accordance with the provisions of this Clause 9:

(i)	any settlement reached by Customer relating to such Claims; or

(ii)	any losses, damages, costs and expenses (including reasonable attorneys’ fees) as finally determined by a court of competent jurisdiction relating to such Claims.

8.3  Notwithstanding the foregoing, neither party will be obligated to indemnify each other for any Claims that result from or are based on any third-party supplied designs or technology that are incorporated into, or used in connection or in combination with the Deliverables.

8.4  In the event that Customer’s use of the Deliverables, which are subject to a Claim that Celestica is required to indemnify for under Clause 8.1, is enjoined or is, in Celestica’s opinion, likely to be enjoined, Celestica may, in its discretion, elect to:

(a)	procure for Customer the right to continue to use the Deliverables free of any claim of infringement; or

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(b)	modify or replace the Deliverables so that they became non-infringing, provided that the modified or replaced product conforms substantially to the Specifications for the Deliverables.

If Celestica elects to exercise its option under (a) or (b) above and by doing so a Claim can be settled with a third party, Celestica will have satisfied its indemnification obligations under Clause 9.1 and Celestica shall have no further indemnification obligations for such settled Claim. If Celestica considers neither option (a) nor (b) to be appropriate, Celestica will notify the Customer in writing and the parties will meet within 5 working days to review and agree a commercially reasonable alternative. If the parties are unable to agree a commercially reasonably alternative then the Customer agrees to return the Deliverable to Celestica, and Celestica will give Customer a pro-rated credit reflecting the depreciated value of the Deliverables calculated on a two year straight line basis from the date of delivery of the Deliverables.

8.5  Neither party shall be required to indemnify the other party hereunder, unless the indemnified party gives the indemnifying party timely notification in writing of the claim and co-operates with the indemnifying party, at the indemnifying party’s expense, in the defence or settlement of the Claim. As well, so long as both parties are not required to indemnify the other for the same Claim under this Clause 8, the indemnified party shall give the indemnifying party the sole right to control the defence and settlement of any such Claim. Where both parties are required to indemnify each other for the same Claim, the parties shall each be responsible for their own defence or settlement, subject to accounting and adjustment according to the respective fault contributions of the parties as finally determined by a court of competent jurisdiction. The indemnifying party agrees that the indemnified party shall have the right to retain its own counsel at the indemnified party’s expense to monitor the defence of any Claim and to assist in any settlement negotiations, provided that the indemnifying party has sole control over such defence or settlement negotiations. The indemnifying party shall have no obligation to indemnify for any settlement made or costs incurred without its consent.

9.    EXCLUSIONS AND LIMITATION OF LIABILITY
9.1  To the fullest extent permitted by law, under no circumstances will Celestica have any liability, whether in contact or for negligence or otherwise and whether related to any single event or series of connected events, for any of the following:

(a)	any liability to Customer in excess of:

(i)	in the case of damage to or loss of tangible property, the value of such property; and

(ii)
in any event, and in respect of any other liability, the total Charges (if any) paid by the Customer for the Services hereunder which are the subject of the claim or US$200,000 (whichever is the lesser);

(b)
any liability for any incidental, indirect, exemplary, special, punitive, consequential or other damages, including without limitation, loss of business, loss of records, information or data, loss of use, loss of profits, revenue or

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anticipated savings or other economic loss whether or not Celestica was informed or was aware of the possibility of such loss; or

(c)
any third party claims which are not based upon negligent acts or omissions of Celestica in providing the Services hereunder (other than claims arising under Clause 8.1) against the Customer for any loss, damage, costs or expenses.

9.2  Neither the Customer nor Celestica may bring an action more than two (2) years after the cause of action arose. The prevailing party in a legal action will be reimbursed by the other party for its reasonable expenses, including reasonable legal fees.

9.3  Celestica shall have no liability to the Customer for any failure to perform any obligation due to the act or omission of the Customer, any supplier designated by the Customer, or any person who is not under the direct control of Celestica.

10.    TERMINATION/ CANCELLATION/ SUSPENSION
10.1  Either party may terminate this Agreement or cancel in whole or in part any Order by giving to the other party thirty (30) days prior written notice at any time.

10.2  Either party may terminate this Agreement and/or any Order:

(a)	if the other party commits a material breach and fails to remedy the breach within thirty (30) days of written notice requiring it to do so; or

(b)
immediately if the other party becomes insolvent or is declared bankrupt, or if a receiver and manager, liquidator, trustee in bankruptcy, or other officer with similar power is appointed over all or a substantial part of the assets of that party, or if that party files a proposal or notice of intention to make a proposal under the Bankruptcy or Insolvency Act or any similar law, or any equivalent event occurs under any relevant jurisdiction.

10.3  In the event of termination or cancellation pursuant to this Clause 10 or otherwise:

(a)
termination of this Agreement and/or any cancellation in whole or in part of any Order will not prejudice accrued rights and liabilities (including payment for Services performed) of either party, and Celestica shall be entitled to invoice for Services performed up to the point of termination and amounts otherwise due including (a) the full produce price for any finished products or work in process, and (b) for any costs associated with materials on hand or on order which cannot be mitigated by the reasonable effort of Celestica, and c) for any investment incurred by Celestica and agreed to by Customer which is specifically in relation to the Services hereunder and which were to paid by Customer in accordance with the Statement of Work; provided that in all cases of (a), (b) and (c) above the amounts payable are reasonable in context of the total price payable for the fully completed Services under the relevant Statement/s of Work and provided further that Celestica deliver to Customer all Deliverables or parts thereof against the payments hereunder. Customer shall pay such invoice in accordance with the provisions herein; and

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(b)	Celestica will, in so far as reasonably practicable following the Customer’s request, destroy or deliver up to the Customer all Customer Information; and

(c)	any rights or obligations, which by their nature continue after termination of this Agreement, will remain in effect until they are completed.

10.4  Suspension by the customer not agreed to in advance by Celestica under this Agreement of any Services for any reason for a period exceeding greater than ten (10) business days will be treated as a cancellation and render all Charges and other reimbursable costs incurred to that date immediately due and payable.

11.    CUSTOMER CREDIT LIMIT
The Customer acknowledges that Celestica, in the performance of its obligations under this Agreement will incur financial obligations on behalf of the Customer. The parties agree that Celestica will, before it incurs financial obligations on behalf of the Customer, and from time to time, establish and agree the Customer’s credit limit with Celestica. The credit limit will be established after consultation between Customer and Celestica. Customer agrees to operate within its credit limit. In the event that Customer’s financial liability exceeds the amount of this credit limit, Celestica will give Customer notice of its default of this condition and, if not remedied within seven (7) days, Celestica has the right to take appropriate action to reduce its financial obligations. Notwithstanding the above, Celestica will not be entitled to suspend performance of its obligations if Celestica is in default in achieving an agreed milestone in the applicable statement of work.

12.    GENERAL
12.1  Confidentiality - The parties will comply with the provisions of the confidentiality agreement referenced as [date/title]. Nothing in this Agreement gives either party a right to use the other party’s name, trade mark(s), trade name(s) or to refer to, or disclose, the existence of this Agreement or any terms and conditions of this Agreement, whether directly or indirectly in contraction with any marketing or other activities without the other party’s prior written consent.

12.2  Force Majeure - Neither the Customer nor Celestica will be liable for any delay in performing or for failing to perform obligations (other than payment obligations) due to causes beyond their reasonable control.

12.3  Export - The Customer agrees to comply with all applicable import and export control laws and regulations and herby gives its assurance that products are not intended to be shipped directly or indirectly to prohibited countries. The Customer is responsible for obtaining any and all necessary licenses, consents, government documents and approvals prior to resale, import or any export of product(s) under the laws and regulations of any relevant jurisdiction. Should any products provided to the Customer be for any government, the Customer is solely and exclusively responsible for compliance with all statutes and regulations governing sales to such government.

12.4  Preferred Supplier - The Customer agrees that if it intends to seek competitive tenders for the provision to it from time to time of any manufacturing business resulting from the performance of the Services, it shall include Celestica in its invitation to tender. The terms and

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conditions of any such manufacturing business shall be governed by a separate manufacturing agreement to be concluded between the parties.

12.5  Employment of Staff - Neither Party shall solicit or attempt to solicit the employment of any employees of the other Party engaged in the performance of the Service or this Agreement. Such restriction shall apply for a period of one (1) year after the completion of such Service. Liquidated damages for breach of this Clause shall be a sum equal to one year’s salary of the employee concerned which shall be payable by the violating Party to the other party on termination of the employee’s employment with such other Party. The above liquidated damages are a reasonable pre-estimate of a party’s damages from a breach of the preceding paragraph and are not a penalty.

12.6  Freedom of Action - Subject to Celestica’s compliance with Clause 12.1 above, any separately agreed confidentiality provisions, and the license terms hereof, this Agreement will not prevent Celestica or its affiliates from marketing, acquiring, providing, or developing materials, products or services that are similar to or competitive to those of the Customer. Celestica may pursue activities independently with any third party even if similar to the activities pursued with the Customer and except for Celestica’s confidentiality obligations hereunder, nothing contained in this Agreement shall be construed as limiting or depriving Celestica of its rights to use its basic knowledge, know-how and skills to design or carry out other projects or services for itself or others, whether or not such other projects of services are similar to the work to be performed pursuant to this Agreement.

12.7  Waiver - No provision of this Agreement will be deemed waived and no breach or default excused unless the waiver or excuse is in writing and signed by the party issuing the waiver. A waiver of any provision or breach shall not constitute a waiver of any other provision or subsequent breach.

12.8  Severability - if any provision contained in this Armament is, for any reason, held to be invalid or unenforceable in any respect under the laws of any jurisdiction where enforcement is sought, such invalidity or unenforceability will not affect any other provision of this Agreement, and this Agreement will be construed as if such invalid or unenforceable provision were not present.

12.9  Assignment - Neither party may assign this Agreement in whole or in part without the prior written consent of the other party, except that Celestica may assign this Agreement in whole or in part to any company which is (whether directly or indirectly) controlling, controlled by or under common control with Celestica or to any person who acquires the whole or any part of Celestica’s business.

12.10  Relationship of the parties - The relationship of Celestica and Customer as established under this Agreement will be and at all times remain one of independent contractors, and neither party will at any time nor in any way represent itself as being a dealer, agent or other representative of the other party or as having authority to assume or create obligations or otherwise act in any manner on behalf of the other party.

More Energy Final 06-May-05	Celestica Proprietary and Confidential

12.11  Third Parties - The provisions of the Contracts (Rights of Third Parties) Act 1999 are excluded from, and shall have no effect in respect of this agreement.

12.12  Governing Law - The laws of the state of New York govern this Agreement and all transactions hereunder exclusive of any provisions of the United Nations Convention on the International Sale of Goods and without regard to principles of conflicts of law. The parties submit to the non-exclusive jurisdiction of the courts of New York. The parties hereto expressly waive any right they may have to a jury trial and agree that any proceedings under this Agreement shall be tried by a judge without a jury.

13.    ENTIRE AGREEMENT
The parties agree that in this Agreement, any agreed Statement of Work, together with the terms in Quotation, represent and constitute the entire agreement between them and any pre-printed, additional or different terms in any Order or other written communication will have no legal effect unless agreed to in writing by both parties. In the event of any inconsistencies or conflict between this Agreement, the Quotation or the Statement of Work, the order of precedence shall be (1) this Agreement; (2) the Quotation; and (3) the Statement of Work. No purported amendment of this Agreement will be valid unless made or confirmed in writing by a duly authorised representative of each party.

By signing below, both parties agree to the terms of this Agreement and represent that the individuals signing below have authority to bind their respective corporations.

AGREED TO:

CELESTICA IRELAND LTD.	MORE ENERGY LIMITED
Signed by:/s/ Kevin Walsh	Signed by:/s/ Gennadi Finkelshtain
Print Name:Kevin Walsh	Print Name:Gennadi Finkelshtain
Title:VP	Title:General Manager
Date:13th May ‘05	Date:May 24, 2005
Signed by:/s/ Israel Fisher
Print Name:Israel Fisher
Title:Senior Vice President, Finance
Date:May 24, 2005

More Energy Final 06-May-05	Celestica Proprietary and Confidential

CELESTICA
AMS Division, Galway

MD1 [Subject to a request for confidential treatment; Separately filed with the Commission]

Page 1of 2	Doc #:	Revision: 2.0

REVISION HISTORY

Date	Revision	Originator	Description of Change/ Reason for Release
*	*	*	*
*	*	*	*
__________
* [Subject to a request for confidential treatment; Separately filed with the Commission]

1.	Aim
[Subject to a request for confidential treatment; Separately filed with the Commission]

2.	Scope of Work
2.1.	[Subject to a request for confidential treatment; Separately filed with the Commission]

3.	Inputs from Medis
	Contact	Filename
*	*
*	*
*	*
*	*
*	*
*	*
*	*
__________
* [Subject to a request for confidential treatment; Separately filed with the Commission]

Restriction of Scope

[Subject to a request for confidential treatment; Separately filed with the Commission]

4.	Outputs

4.1.	[Subject to a request for confidential treatment; Separately filed with the Commission]
4.2.	[Subject to a request for confidential treatment; Separately filed with the Commission]

STATEMENT OF WORK

CELESTICA
AMS Division, Galway

MD1 [Subject to a request for confidential treatment; Separately filed with the Commission]

Page 2of 2	Doc #:	Revision: 2.0

4.3.	[Subject to a request for confidential treatment; Separately filed with the Commission]
4.4.	[Subject to a request for confidential treatment; Separately filed with the Commission]
4.5.	[Subject to a request for confidential treatment; Separately filed with the Commission]

5.	Resources
*	*	*	*
*	*	*	*
*	*	*	*
__________
* [Subject to a request for confidential treatment; Separately filed with the Commission]

Terms and Conditions

Schedule driven by customer to get the project finished by [Subject to a request for confidential treatment; Separately filed with the Commission]
Any delay due to change of specifications or design validation will require a new agreement.
Payment conditions

[Subject to a request for confidential treatment; Separately filed with the Commission]

STATEMENT OF WORK

CELESTICA
AMS Division, Galway

MD2 [Subject to a request for confidential treatment; Separately filed with the Commission]

Page 1of 2 Issue Date:	Doc #:	Revision: 2.0

REVISION HISTORY

Date	Revision	Originator	Description of Change/ Reason for Release
*	*	*	*
*	*	*	*
__________
* [Subject to a request for confidential treatment; Separately filed with the Commission]

1.	Aim
[Subject to a request for confidential treatment; Separately filed with the Commission]

2.	Scope of Work
[Subject to a request for confidential treatment; Separately filed with the Commission]

3.	Inputs from Medis
	Contact	Filename
*	*
*	*
*	*
*	*
*	*
*	*
*	*
__________
* [Subject to a request for confidential treatment; Separately filed with the Commission]

Restriction of Scope
[Subject to a request for confidential treatment; Separately filed with the Commission]

4.	Outputs

4.1.	[Subject to a request for confidential treatment; Separately filed with the Commission]
4.2.	[Subject to a request for confidential treatment; Separately filed with the Commission]

STATEMENT OF WORK

CELESTICA
AMS Division, Galway

MD2 [Subject to a request for confidential treatment; Separately filed with the Commission]

Page 2 of 2 Issue Date:	Doc #:	Revision: 2.0

4.3.	[Subject to a request for confidential treatment; Separately filed with the Commission]
4.4.	[Subject to a request for confidential treatment; Separately filed with the Commission]
4.5.	[Subject to a request for confidential treatment; Separately filed with the Commission]

5.	Resources
*	*	*	*
*	*	*	*
*	*	*	*
__________
* [Subject to a request for confidential treatment; Separately filed with the Commission]

Terms and Conditions
Schedule driven by customer to get the project finished by [Subject to a request for confidential treatment; Separately filed with the Commission].
Any delay due to change of specifications or design validation will require a new agreement.
Payment conditions
[Subject to a request for confidential treatment; Separately filed with the Commission]

STATEMENT OF WORK

CELESTICA
AMS Division, Galway

MD3 [Subject to a request for confidential treatment; Separately filed with the Commission]

Page 1of 2 Issue Date: 11/03/2005	Doc #: FC 003	Revision: 1.0

REVISION HISTORY

Date	Revision	Originator	Description of Change/ Reason for Release
*	*	*	*
__________
* [Subject to a request for confidential treatment; Separately filed with the Commission]

1.	Aim
[Subject to a request for confidential treatment; Separately filed with the Commission]

2.	Scope of Work

2.1.	Product Design Qualification

[Subject to a request for confidential treatment; Separately filed with the Commission]

2.2.	Process Design Qualification

[Subject to a request for confidential treatment; Separately filed with the Commission]

2.3.	Testing Strategy (reference Work package MD6)

[Subject to a request for confidential treatment; Separately filed with the Commission]

2.4.	Product Release to Manufacture:

[Subject to a request for confidential treatment; Separately filed with the Commission]

2.5.	Quality Acceptance Criteria.

[Subject to a request for confidential treatment; Separately filed with the Commission]

STATEMENT OF WORK

CELESTICA
AMS Division, Galway

MD3 [Subject to a request for confidential treatment; Separately filed with the Commission]

Page 2 of 2 Issue Date: 11/03/2005	Doc #: FC 003	Revision: 1.0

3.	Inputs from Medis
	Contact	Filename
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
__________
* [Subject to a request for confidential treatment; Separately filed with the Commission]

Restriction of Scope

[Subject to a request for confidential treatment; Separately filed with the Commission]

4.	Outputs

4.1	[Subject to a request for confidential treatment; Separately filed with the Commission]

4.2	[Subject to a request for confidential treatment; Separately filed with the Commission]

5.	Resources
[Subject to a request for confidential treatment; Separately filed with the Commission]

Terms and Conditions

This Statement of Work is governed by the Letter of Agreement for Design Services in place between Medis and Celestica.

STATEMENT OF WORK

CELESTICA
AMS Division, Galway

MD4 [Subject to a request for confidential treatment; Separately filed with the Commission]

Page 1 of 2 Issue Date: 11/03/2005	Doc #: FC 004	Revision: 1.0

REVISION HISTORY

Date	Revision	Originator	Description of Change/ Reason for Release
*	*	*	*
__________
* [Subject to a request for confidential treatment; Separately filed with the Commission]

1.	Aim
[Subject to a request for confidential treatment; Separately filed with the Commission]

2.	Scope of Work
2.1.	[Subject to a request for confidential treatment; Separately filed with the Commission]

2.2.	[Subject to a request for confidential treatment; Separately filed with the Commission]

2.3.	[Subject to a request for confidential treatment; Separately filed with the Commission]

3.	Inputs from Medis
	Contact	Filename
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
__________
* [Subject to a request for confidential treatment; Separately filed with the Commission]

4.	Output

4.1.	[Subject to a request for confidential treatment; Separately filed with the Commission]

STATEMENT OF WORK

CELESTICA
AMS Division, Galway

MD4 [Subject to a request for confidential treatment; Separately filed with the Commission]

Page 2 of 2 Issue Date: 11/03/2005	Doc #: FC 004	Revision: 1.0

4.2.	[Subject to a request for confidential treatment; Separately filed with the Commission]

5.	Resources
[Subject to a request for confidential treatment; Separately filed with the Commission]

Terms and Conditions

This Statement of Work is governed by the Letter of Agreement for Design Services in place between Medis and Celestica.

STATEMENT OF WORK

CELESTICA
AMS Division, Galway

MD5 [Subject to a request for confidential treatment; Separately filed with the Commission]

Page 1 of 2 Issue Date: 11/03/2005	Doc #: FC 005	Revision: 1.0

REVISION HISTORY

Date	Revision	Originator	Description of Change/ Reason for Release
*	*	*	*
__________
* [Subject to a request for confidential treatment; Separately filed with the Commission]

1.	Aim
[Subject to a request for confidential treatment; Separately filed with the Commission]

2.	Scope of Work
[Subject to a request for confidential treatment; Separately filed with the Commission]

3.	Inputs from Medis
	Contact	Filename
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
__________
* [Subject to a request for confidential treatment; Separately filed with the Commission]

Restriction of Scope

[Subject to a request for confidential treatment; Separately filed with the Commission]

4.	Output
4.1.	[Subject to a request for confidential treatment; Separately filed with the Commission]

STATEMENT OF WORK

CELESTICA
AMS Division, Galway

MD5 [Subject to a request for confidential treatment; Separately filed with the Commission]

Page 2 of 2 Issue Date: 11/03/2005	Doc #: FC 005	Revision: 1.0

4.2.	[Subject to a request for confidential treatment; Separately filed with the Commission]

5.	Resources
[Subject to a request for confidential treatment; Separately filed with the Commission]

Terms and Conditions

This Statement of Work is governed by the Letter of Agreement for Design Services in place between Medis and Celestica.

STATEMENT OF WORK

CELESTICA
AMS Division, Galway

MD6 [Subject to a request for confidential treatment; Separately filed with the Commission]

Page 1 of 2 Issue Date: 11/03/2005	Doc #: FC 006	Revision: 1.0

REVISION HISTORY

Date	Revision	Originator	Description of Change/ Reason for Release
*	*	*	*
__________
* [Subject to a request for confidential treatment; Separately filed with the Commission]

1.	Aim
[Subject to a request for confidential treatment; Separately filed with the Commission]

2.	Scope of Work

2.1.	[Subject to a request for confidential treatment; Separately filed with the Commission]

2.2.	[Subject to a request for confidential treatment; Separately filed with the Commission]

3.	Inputs from Medis

	Contact	Filename
*	*
*	*
*	*
*	*
*	*
*	*
*	*
__________
* [Subject to a request for confidential treatment; Separately filed with the Commission]

4.	Outputs
4.1.	[Subject to a request for confidential treatment; Separately filed with the Commission]

4.2.	[Subject to a request for confidential treatment; Separately filed with the Commission]

5.	Resources
[Subject to a request for confidential treatment; Separately filed with the Commission]

STATEMENT OF WORK

CELESTICA
AMS Division, Galway

MD6 [Subject to a request for confidential treatment; Separately filed with the Commission]

Page 2 of 2 Issue Date: 11/03/2005	Doc #: FC 006	Revision: 1.0

Terms and Conditions

This Statement of Work is governed by the Letter of Agreement for Design Services in place between Medis and Celestica.

STATEMENT OF WORK

Medis Valencia Quotation v.3
Task	Duration	Person/ Week	Hours	Euros	Euros
*	*	*	*	*	*
*
MD1: *					*
*	*	*	*	*	*
*	*	*	*	*	*
*	*	*	*	*	*
*	*	*	*	*	*
*	*	*	*	*	*
*	*	*	*	*	*
			*	*	*
*
MD2: *					*
*	*	*	*	*	*
*	*	*	*	*	*
*	*	*	*	*	*
*	*	*	*	*	*
			*	*	*
*
*	*	*	*	*	*
*	*	*	*	*	*
*					*
				*	*
TOTAL			*	*	*
__________
* [Subject to a request for confidential treatment; Separately filed with the Commission]

Rate: (Euros/hours) [Subject to a request for confidential treatment; Separately filed with the Commission]
Hours per week [Subject to a request for confidential treatment; Separately filed with the Commission]

Project finish date [Subject to a request for confidential treatment; Separately filed with the Commission] (assumption by customer requirement)
Resources committed until [Subject to a request for confidential treatment; Separately filed with the Commission]: [Subject to a request for confidential treatment; Separately filed with the Commission] ([Subject to a request for confidential treatment; Separately filed with the Commission])

STATEMENT OF WORK

Resources after [Subject to a request for confidential treatment; Separately filed with the Commission] will require additional PO ([Subject to a request for confidential treatment; Separately filed with the Commission])

STATEMENT OF WORK

Medis Design Services Quotation, April 26, 2005
Celestica Galway Resources
MD3: *
*	*	*	*	*	*
*	*	*	*	*	*

MD4: *
*	*	*	*	*	*
*	*	*	*	*	*
*	*	*	*	*	*
*	*	*	*	*	*

MD5: *
*	*	*	*	*	*
*	*	*	*	*	*

MD6: *
*	*	*	*	*	*
*	*	*	*	*	*

TOTAL			*	*	*

Overall Total (Valencia and Galway)			*	*	*
__________
* [Subject to a request for confidential treatment; Separately filed with the Commission]

US$ shown at Exchange Rate of 1 Euro=$1.33 for comparison purposes
Should Exchange rates fluctuate [Subject to a request for confidential treatment; Separately filed with the Commission], Celestica reserve the right to requote.
Travel expenses will be charged to Medis at cost and all travel will be pre-approved by Medis.

STATEMENT OF WORK